UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Election of Director.
     Effective January 27, 2009, the board of directors of Noble Energy, Inc. (the “Company”) elected Eric P. Grubman as a director of the Company. At this time, Mr. Grubman has not been appointed to any committee of the Company’s board of directors. The Company will file an amendment to this report to disclose any such appointment within four business days after the information is determined or becomes available.
     In connection with Mr. Grubman’s election to the Company’s board of directors, the Company awarded 2,499 restricted shares of the Company’s common stock and options to purchase 6,775 shares of the Company’s common stock to Mr. Grubman, effective January 27, 2009. The restricted shares and options were awarded to Mr. Grubman pursuant to the 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc. (a copy of which is attached to the Company’s Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2005), as amended by the Amendment to the 2005 Stock Plan For Non-Employee Directors of Noble Energy, Inc. (a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on October 29, 2008).
     The specific terms of the stock option grant will be governed by a Stock Option Agreement dated effective January 27, 2009 between Mr. Grubman and the Company (the form of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 4, 2005).
     The specific terms of the restricted stock award will be governed by a Restricted Stock Agreement, dated effective January 27, 2009 between Mr. Grubman and the Company, the form of which is attached hereto as Exhibit 10.1. The restricted shares are subject to a one-year restricted period, which commences on the date of grant. The shares of restricted stock are subject to forfeiture during the restricted period if the non-employee director ceases to be a director of the Company for any reason other than death, disability, mandatory retirement, removal by the Company without cause, or upon a change in control of the Company. The non-employee director has the right to receive dividends or distributions on the shares of restricted stock, although the cash, stock or other securities and other property constituting such dividends or other distributions will be held by the Company during the restricted period and are subject to the same restrictions as the shares to which the dividends or distributions relate.
     Effective January 27, 2009, the Company entered into its customary form of indemnity agreement with Mr. Grubman. The form of the indemnity agreement entered into between the Company and Mr. Grubman is filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1995.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished as part of this report on Form 8-K:
10.1	Form of Restricted Stock Agreement under the Noble Energy, Inc. 2005 Non-Employee Director Stock Plan

99.1	Press release dated January 27, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: February 2, 2009	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated January 27, 2009.

10.1	Form of Restricted Stock Agreement under the Noble Energy, Inc. 2005 Non-Employee Director Stock Plan.